         AGREEMENT, dated as of the 1st day of April, 1996, by and among S. LANCE SILVER ("Silver"), STUART N. HARTING ("Harting"), JAMES R. BERGMAN ("Bergman"), BRUCE WAUGH ("Waugh"), DAVID R. GROMACKI ("Gromacki"), DIANE THOMSEN ("Thomsen"), STEVEN RABINOVICI ("Rabinovici"), INTEREQUITY CAPITAL PARTNERS, LLP ("InterEquity") and MORSE, ZELNICK, ROSE & LANDER, LLP ("MZRL").

                               W I T N E S S E T H

         WHEREAS, each of the parties hereto is a shareholder of KatManDu Entertainment Corp. ("KEC"), a Delaware corporation, owning the number of shares of KEC common stock, par value $.001 per share (the "Common Stock") set forth opposite his, her or its name on Schedule A annexed hereto and made a part hereof; and

         WHEREAS, Bergman, Waugh, Gromacki, Thomsen, Rabinovici, InterEquity and MZRL (collectively referred to herein as the "Other Shareholders") have each agreed to grant to Silver and Harting, jointly, the right to vote the shares of Common Stock which they own.

         NOW, THEREFORE, in consideration of the premises set forth above and the mutual agreements, representations and warranties set forth herein and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Voting of KEC Common Stock.
            ---------------------------

                  (a) For as long as they own shares of KEC Common Stock, the Other Shareholders agree that:

                  (i) At any special or annual meeting of shareholders of KEC at which Directors are to be elected or in connection with a solicitation of consents through which Directors are to be elected, they each shall vote (or give a written consent with respect to) all of their shares of KEC Common Stock as directed by Silver and Harting.

                  (ii) At any special or annual meeting of shareholders of KEC at which it is proposed to remove Directors from office, or in connection with a solicitation of consents through which Directors are to be removed from office, they each shall vote (or give a written consent with respect to) all of their shares of KEC Common Stock as directed by Silver and Harting.

                  (iii) At any special or annual meeting of the shareholders of KEC or in connection with the solicitation of consents on any matter other than the election or removal of

Directors, they each shall vote (or give a written consent with respect to) all of their shares of KEC Common Stock in accordance with the instructions of Silver and Harting.


                  (b) In the event Silver and Harting shall not have given any instructions with respect to matters referred to in Section 1(a) hereof, then, and in such event, the Other Shareholders shall be free to vote their shares of KEC Common Stock in any manner that they so choose.

         2 Proxy. In order to insure their obligations under Section 1 hereof,
           -----
the Other Shareholders shall simultaneously herewith deliver to Silver and Harting his, her or its, as the case may be, irrevocable proxy with respect to all of the shares of KEC Common Stock owned by such Other Shareholder from time to time in the form annexed hereto as Exhibit A (the "Proxy"); it being agreed that the Proxy shall be revoked immediately upon the termination of this Agreement.

         3. Restrictive Legend.
            -------------------

         3.1 Legend on Stock Certificates. Each certificate evidencing shares o
             ----------------------------
KEC Common Stock held by the Other Shareholders shall contain the following legend:

                           THE RIGHT OF THE HOLDER OF THIS CERTIFICATE
                           TO VOTE THE SHARES REPRESENTED HEREBY MAY BE
                           RESTRICTED IN CERTAIN RESPECTS AS PROVIDED IN THE TERMS OF A SHAREHOLDERS AGREEMENT DATED AS OF APRIL 1, 1996, A COPY OF WHICH IS ON FILE AT THE OFFICES OF THE COMPANY AT 415 NORTH COLUMBUS BOULEVARD, PHILADELPHIA, PENNSYLVANIA 19123.

         3.2 Removal of Legend. The foregoing legend, or pertinent portions
             ------------------
thereof, shall be removed by KEC, through delivery of a replacement certificate not bearing such legend, if the provisions of this Agreement which are the subject of such legend shall have terminated in accordance with their terms.

         4. Termination.
            ------------

         4.1 Change in Control. This Agreement shall terminate and be of no
             ------------------
further force and effect after a "Change in Control" shall have occurred. A Change of Control will be deemed to have occurred if following: (a) a tender or exchange offer for voting securities of KEC, (b) a proxy contest for the election of Directors of KEC, or (c) a merger or consolidation or sale of all or substantially all of the business or assets of KEC, the persons constituting the Board of Directors of KEC immediately prior to the initiation of such event cease to constitute a majority of the Board of Directors of KEC upon the occurrence of such event or within one year after such event.

         4.2 Bankruptcy. This Agreement shall terminate and be of no further
             -----------
force and effect at such time as: (a) KEC, pursuant to Title 11 of the U.S. Code or any similar federal or state law for the relief of debtors ("Bankruptcy Law") (i) commences a voluntary case or proceeding, (ii) consents to the entry of an order for relief against it in an involuntary case or proceeding, (iii) consents to the appointment of a receiver, trustee or similar official of it or for all or substantially all of its property, or (iv) makes a general assignment for the benefit of its creditors; or (b) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that: (i) is for relief against KEC in an involuntary case or proceeding, (ii) appoints a receiver, trustee or similar official for KEC or for all or substantially all of its property, or (iii) orders the liquidation of KEC and the order or decree remains unstayed and in effect for 90 days.

         4.3 Events Relating to Silver and Harting.
             --------------------------------------

                  (a) If at any time the shares of KEC Common Stock owned, directly and indirectly, by Silver and Harting and any trusts of which they are trustees and any other entities in which they own, directly or indirectly, in excess of 50% of the equity interests, in the aggregate shall represent less than 35% of the then outstanding shares of KEC Common Stock then, and in such event, this Agreement shall terminate and be of no further force and effect.

                  (b) Upon the death and/or "disability" (as defined in the Employment Agreements executed by Silver and KEC, and Harting and KEC, respectively) of both Silver and Harting this Agreement shall terminate and be of no further force and effect.

         4.4 Sale By Other Shareholder. If an Other Shareholder shall sell or
             -------------------------
otherwise transfer his, her or its shares of Common Stock to a person other than
(i) an Other Shareholder (ii) the spouse, ancestor or lineal descendant of an Other Shareholder (including the transferor Other Shareholder) and (iii) in the case of an Other Shareholder who is not a natural person, any partner or shareholder of such Other Shareholder, this Agreement shall terminate and be of no further force or effect with respect to the shares of Common Stock so transferred.

         4.5 Other Events of Termination.
             ---------------------------

                  (a) If the Board of Directors of KEC shall have approved or recommended acceptance of (i) a tender or exchange offer for voting securities of KEC or (ii) a merger or consolidation of KEC (each being hereinafter referred to as an "Approved Transaction"), then and in such event, the Other Shareholders may tender, exchange, sell or otherwise dispose of any and all of their shares of KEC Common Stock in the manner provided for in such Approved Transaction.

                  (b) If immediately after the consummation of an Approved Transaction, the persons constituting the Board of Directors immediately prior thereto cease to constitute a majority of the Board of Directors of such successor corporation as shall have been contemplated by such Approved Transaction, then, and in such event, this Agreement shall terminate and be of no further force and effect.

         5. Miscellaneous.
            --------------

         5.1 Notice. Any notice, request, instruction or other document to be
             -------
given hereunder by any party to any of the other parties shall be in writing and shall be deemed to have been duly given when delivered personally or five (5) days after dispatch by registered or certified mail, postage prepaid, return receipt requested, to the party to whom the same is so given or made at the address of such party as set forth on Schedule A annexed hereto and made a part hereof or to such other address as the one party shall specify to the other parties in writing.

         5.2 Successors and Assigns.
             ----------------------

                  (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, except that no party may assign or otherwise transfer any of its rights under this Agreement without the prior written consent of the other parties hereto.

                  (b) All of the terms, covenants and agreements contained in this Agreement are solely for the benefit of the parties hereto, and their respective successors and assigns, and no other parties (including, without limitation, any other stockholder or creditor of KEC, or any director, officer or employee of KEC) are intended to be benefited by, or entitled to enforce, this Agreement.

         5.3 Entire Agreement; Amendment.
             ---------------------------

                  (a) This Agreement and the other instruments and agreements referred to herein embody the entire agreement of the parties hereto with respect to the subject matter hereof and supersede all prior agreements with respect thereto.

                  (b) No failure or delay by any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

                  (c) Since a breach of certain provisions of this Agreement could not adequately be compensated by money damages, any party shall be entitled, in addition to any other right or remedy available to such party, to an injunction restraining such breach or a threatened breach and to specific performance of any such provisions of this Agreement, and in either case no bond or other security shall be required in connection therewith.

         5.4 Choice of Law. This Agreement shall be construed in accordance with
             -------------
and governed by the laws of the State of Delaware applicable to agreements made and to be performed entirely within such state.

         5.5 No Partnership. No partnership, joint venture or joint undertaking
             --------------
is intended to be, or is, formed between any of the parties hereto by reason of this Agreement or the transactions contemplated herein.

         5.6 Counterparts and Headings. This Agreement may be executed in two or
             -------------------------
more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. All headings (including, without limitation, Article headings and Section titles) are inserted for convenience of reference only and shall not affect its meaning or interpretation.

         5.7 Severability. If and to the extent that any court of competent
             ------------
jurisdiction holds any provision (or any part thereof) of this Agreement to be invalid or unenforceable, such holding shall in no way affect the validity of the remainder of this Agreement

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                               ____________________________________
                                        S. LANCE SILVER

                               ____________________________________
                                       STUART N. HARTING

                               ____________________________________
                                        JAMES R. BERGMAN

                               ____________________________________
                                        BRUCE WAUGH

                               ____________________________________
                                        DAVID R. GROMACKI

                               ____________________________________
                                        DIANE THOMSEN

                               ____________________________________
                                        STEVEN M. RABINOVICI

                               INTEREQUITY CAPITAL PARTNERS, LLP

                               By: __________________________________

                               MORSE, ZELNICK, ROSE & LANDER, LLP

                               By: __________________________________

                                                                       EXHIBIT A

                                IRREVOCABLE PROXY

         KNOW ALL MEN BY THESE PRESENTS that I, ______________________ do hereby constitute and appoint S. Lance Silver and Stuart N. Harting, jointly or the survivor of them (the "Appointee"), as my agent to attend any annual or special meetings of the shareholders of KatManDu Entertainment Corp., a Delaware corporation (the "Company"), and any continuation or adjournment thereof, and said Appointee shall have full power to vote all shares of common stock, par value $.001 per share, of the Company ("Common Stock") which are held by me, from time to time, including, without limitation, shares of Common Stock, acquired by me after the date hereof (the "Shares") for me and to act for me and in my name, place and stead, in the same manner, to the extent, and with all powers I would possess if personally executing such document or present at such meeting, giving to said Appointee full power of substitution and revocation. The Appointee shall by this appointment have all voting and consensual rights and powers pertaining to the Shares as if he were the record and beneficial owner of such Shares.

         This proxy is given in consideration of the execution by the Company of an Agreement, dated as of April 1, 1996, by and among the Company and the Appointee and certain Other Shareholders (as defined therein) which by its terms is an agreement made pursuant to the provisions of Section 212 of the Delaware General Corporation Law.

         THIS PROXY IS IRREVOCABLE and shall survive until termination of the agreement, dated as of April 1, 1996, among the undersigned, the appointees and other shareholders, pursuant to which this Irrevocable Proxy has been granted as set forth therein.

Dated: ______________________

                                                _______________________________

In Presence of:

_____________________________
         Witness

                                   SCHEDULE A

Name and Address                                           Number of Shares
----------------                                           ----------------
S. Lance Silver                                            659,315
8 Shawnee Court
Medford, New Jersey 08033

Stuart N. Harting                                          659,315
600 Coles Mill Road
Haddonfield, New Jersey 08033

James R. Bergman                                            34,620
910 South Delhi Street
Philadelphia, Pennsylvania 19147

Bruce Waugh                                                 34,620
487 Rick Road
Southhampton, Pennsylvania 18966

David R. Gromacki                                           13,845
15 High Street
Moorestown, New Jersey 08057

Diane Thomsen                                                3,285
2848 Magee Street
Philadelphia, Pennsylvania 19149

Steve Rabinovici                                            60,000
48 Country Drive
Plainview, New York 11803

InterEquity Capital Partners, LLP                           20,000
220 Fifth Avenue
New York, New York 10001

Morse, Zelnick, Rose & Lander, LLP                          40,000
450 Park Avenue - Suite 902
New York, New York 10022